UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 9, 2023

ESPORTS ENTERTAINMENT GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-39262	26-3062752
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

BLOCK 6,

TRIQ PACEVILLE,

ST. JULIANS STJ 3109

MALTA

(Address of principal executive offices)

356 2713 1276

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GMBL	The Nasdaq Stock Market LLC
Common Stock Purchase Warrants	GMBLW	The Nasdaq Stock Market LLC
10.0% Series A Cumulative Redeemable Convertible Preferred Stock	GMBLP	The Nasdaq Stock Market LLC
Common Stock Purchase Warrants	GMBLZ	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On March 9, 2023, Esports Entertainment Group, Inc., a Nevada corporation (the “Company”), was notified by the Nasdaq Hearing Panel (the “Panel”) that it had regained compliance with the minimum bid price requirement concern set forth in Nasdaq Listing Rule 5550(a)(2) (the “Minimum Bid Price Rule”).

Although it has regained compliance with the minimum bid price requirement concern, the Company is also required to demonstrate compliance with the equity requirement in Listing Rule 5550(b)(1) by March 31, 2023.

Item 8.01 Other Events.

Nasdaq Compliance

As previously disclosed, on April 11, 2022, the Company received a deficiency notification letter from the Listing Qualifications Staff of the Nasdaq Stock Market (“Nasdaq”) indicating that the Company was not in compliance with Nasdaq Listing Rule 5550(a)(2) because the bid price for the Company’s common stock had closed below $1.00 per share for the previous thirty consecutive business days.

On June 7, 2022, the Company received a further letter from Nasdaq notifying the Company that for the last 30 consecutive business days, the Company’s minimum Market Value of Listed Securities (“MVLS”) was below the minimum of $35,000,000 required for continued listing on Nasdaq pursuant to Nasdaq Listing Rule 5550(b)(2).

On October 11, 2022, the Company received a third letter from Nasdaq notifying the Company that the Company’s common stock will be delisted, and the Company’s Common Stock warrants traded under the symbols GMBLW and GMBLZ and the Company’s 10% Series A cumulative redeemable convertible preferred stock traded under symbol GMBLP will no longer qualify for listing, and in that regard trading of the Company’s common stock, Common Stock warrants and 10% Series A cumulative redeemable convertible preferred stock will be suspended. The Company requested an appeal with the Panel and the hearing was held on November 17, 2022.

On November 30, 2022, the Company received a determination from the Panel granting the Company’s request for the continued listing of its common stock on the Capital Market tier of Nasdaq, subject to the Company evidencing compliance with Nasdaq’s minimum bid price, and the $2,500,000 stockholders’ equity requirement, as set forth in Nasdaq Listing Rules 5550(a)(2) and 5550(b)(1), respectively, on or before February 7, 2023 (which, as described below, was subsequently extended to March 7, 2023) and March 31, 2023, respectively, and adhering to certain other conditions.

On December 6, 2022, the Company received a fourth letter from Nasdaq notifying the Company that it has not regained compliance with Listing Rule 5550(b)(2) requiring the Company to maintain a MVLS at a minimum of $35,000,000. This was addressed in the November 17, 2022, hearing before the Panel where the Company presented on its plan to comply with the Rule 5550(b)(2) or alternative criteria and was granted continued listing subject to the criteria noted above.

On February 8, 2023 the Company received notice from the Panel updating its requirements to evidencing compliance with Nasdaq’s minimum bid price, and the $2,500,000 stockholders’ equity requirement, as set forth in Nasdaq Listing Rules 5550(a)(2) and 5550(b)(1), respectively, on or before March 7, 2023 and March 31, 2023.

On March 9, 2023, the Company received a letter from the Panel indicating that the Company has regained compliance with the Minimum Bid Price requirement concern.

The Company’s continued listing is still subject to compliance with the $2,500,000 stockholders’ equity requirement, Listing Rule 5550(b)(1). As previously granted by the Panel, the Company has until March 31, 2023 to demonstrate compliance.

The Company is in the process of taking definitive steps to comply with all applicable conditions and criteria for continued listing on Nasdaq. There can be no assurances, however, that the Company will be able to do so. The Company must satisfy the time frame granted by the Panel or Nasdaq will provide written notification that its securities will be delisted.

Risk Factor

The Company is including the below update to its risk factors, for the purpose of supplementing and updating the disclosure contained in its Annual Report on Form 10-K for the fiscal year ended June 30, 2022 filed with the Securities and Exchange Commission, or SEC, on October 13, 2022, and our Quarterly Reports on Form 10-Q for the quarters ended September 30, 2022 and December 31, 2022 filed with the SEC on November 14, 2022 and February 21, 2023, respectively.

If we fail to regain compliance with the continued listing requirements of Nasdaq, our common stock may be delisted and the price of our common stock and our ability to access the capital markets could be negatively impacted.

On April 11, 2022, we received a deficiency notification letter from the Listing Qualifications Staff of the Nasdaq Stock Market (“Nasdaq”) indicating that we were not in compliance with Nasdaq Listing Rule 5550(a)(2) because the bid price for our common stock had closed below $1.00 per share for the previous 30 consecutive business days.

On June 7, 2022, the Company received a further letter from Nasdaq notifying the Company that for the last 30 consecutive business days, the Company’s minimum Market Value of Listed Securities (“MVLS”) was below the minimum of $35,000,000 required for continued listing on Nasdaq pursuant to Nasdaq Listing Rule 5550(b)(2).

On October 11, 2022, we received a third letter from Nasdaq notifying us that our common stock will be delisted, and our Common Stock warrants traded under the symbols GMBLW and GMBLZ and our 10% Series A cumulative redeemable convertible preferred stock traded under symbol GMBLP will no longer qualify for listing, and in that regard trading of our common stock, Common Stock warrants and 10% Series A cumulative redeemable convertible preferred stock will be suspended. We requested an appeal with the Nasdaq Hearings Panel (the “Panel”) and the hearing was held on November 17, 2022.

On November 30, 2022, we received a determination from the Panel granting our request for the continued listing of our common stock on the Capital Market tier of Nasdaq, subject to our evidencing compliance with Nasdaq’s minimum bid price, and the $2,500,000 shareholders’ equity requirement, as set forth in Nasdaq Listing Rules 5550(a)(2) and 5550(b)(1), respectively, on or before February 7, 2023 (which, as described below, was subsequently extended to March 7, 2023) and March 31, 2023, respectively, and adhering to certain other conditions and requirements.

On December 6, 2022, we received a fourth letter from Nasdaq notifying us that we had not regained compliance with Listing Rule 5550(b)(2) requiring us to maintain a MVLS at a minimum of $35,000,000. This was addressed in the November 17, 2022, hearing before the Panel where we presented on our plan to comply with the Rule 5550(b)(2) or alternative criteria and were granted continued listing subject to the criteria noted above.

On February 8, 2023, we received a further notice from Nasdaq notifying the Company that it was granted continued listing of its common stock on the Capital Market tier of the Nasdaq, subject to the Company evidencing compliance with Nasdaq’s minimum bid price and $2,500,000 stockholders’ equity requirement, as set forth in Nasdaq Listing Rules 5550(a)(2) and 5550(b)(1), respectively, on or before March 7, 2023 and March 31, 2023, respectively, and adhering to certain other conditions and requirements.

As part of the compliance plan, we are negotiating with the Holder to further restructure the Company’s outstanding Senior Convertible Note, including the derivative liability.

On January 26, 2023, the Company’s stockholders approved proposals, among others, regarding (1) the potential issuance of an excess of 19.99% of our outstanding common stock upon the conversion of the Company’s outstanding Senior Convertible Note, (2) the potential issuance of our outstanding common stock upon the conversion of a new perpetual convertible preferred stock to be issued in exchange for the Senior Convertible Note, as part of the Company’s approved plan of compliance with the Nasdaq Listing Rules, and (3) a reverse stock split of our common stock at a ratio of not less than one-for-twenty (1-for-20) and not more than one-for-one hundred (1-for-100), with our board of directors having the discretion as to the exact ratio to be set within the above range, without a corresponding reduction in the total number of authorized shares of common stock.

On February 22, 2023, the Company effected the Reverse Stock Split of its common stock trading on Nasdaq.

On March 9, 2023, the Company received a letter from the Panel indicating that the Company has regained compliance with the Minimum Bid Price requirement concern.

While we are exercising diligent efforts to comply with the Panel’s remaining terms of compliance and maintain the listing of its common stock on Nasdaq, there can be no assurance that we will be able to regain or maintain compliance with Nasdaq listing standards, or that our securities will not be delisted.

Any failure to regain and maintain compliance with the continued listing requirements of Nasdaq could result in delisting of our common stock from Nasdaq and negatively impact our company and holders of our common stock, including by reducing the willingness of investors to hold our common stock because of the resulting decreased price, liquidity and trading of our common stock, limited availability of price quotations and reduced news and analyst coverage. Delisting may adversely impact the perception of our financial condition, cause reputational harm with investors, our employees and parties conducting business with us and limit our access to debt and equity financing.

Further debt to equity conversions under our Senior Convertible Note and the exercise of our outstanding options and warrants will result in significant dilution to our stockholders.

Pursuant to the debt for equity exchanges under our Senior Convertible Note that we have recently completed, the Holder exchanged $19,261,583 in aggregate principal amount of the Senior Convertible Note for an aggregate of 2,242,143 shares of our common stock, at conversion prices equal to 90% of the lowest VWAP (as defined in the Senior Convertible Note) of our common stock for a trading day during the five (5) consecutive trading day period ending, and including, the applicable date that the conversion price was lowered for purposes of a conversion, in accordance with Section 7(g) of the Senior Convertible Note.

We intend to continue to effect additional debt for equity exchanges in the foreseeable future. Such exchanges will continue to result in our issuing a substantial number of shares of common stock at implied issuance prices that are discounted to the market price, which will result in significant dilution to our stockholders.

Also, as of December 31, 2022, we had outstanding options to purchase up to 7,635 shares of our common stock and subsequently we have entered into an agreement to issue an award of 25,000 time-based stock options with our new CEO, for options to purchase a total of 32,635 shares of common stock. In addition, as of December 31, 2022, we had outstanding warrants to purchase up to approximately 562,006 shares of our common stock and we had pre-funded warrants to purchase another 112,840 shares of our common stock for a total of 674,846 warrants outstanding as of December 31, 2022. Subsequent to December 31, 2022, 112,840 pre-funded warrants were exercised, increasing the number of shares of common stock outstanding by 112,840 and reducing the total of outstanding warrants to 562,006. The exercise of a significant portion of our outstanding options and warrants may result in significant dilution to our stockholders.

Exhibit Number	Exhibit Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward-Looking Statements

The information contained herein includes forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally can be identified by words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “predicts,” “projects,” “will be,” “will continue,” “will likely result,” and similar expressions. These statements relate to future events or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements, including, the amount of debt for equity exchanges we will be able to effect, the conversion price, and for what period of time such exchanges will continue to occur, if at all. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed in our most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, and those discussed in other documents we file with the SEC, including, our ability to regain compliance with Nasdaq Listing Rules and stay listed on Nasdaq, our significant indebtedness, our obligations under our Senior Convertible Note, and our ability to continue as a going concern. Any forward-looking statement reflects our current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. We assume no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future, unless required by law. The safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 protects companies from liability for their forward-looking statements if they comply with the requirements of such Act.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 15, 2023

ESPORTS ENTERTAINMENT GROUP, INC.

By:	/s/ Michael Villani
Name:	Michael Villani
Title:	Interim Chief Financial Officer and Controller